Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the

NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



Lazard Capital Markets 8th Annual Healthcare Conference

Ashleigh Palmer, President and CEO

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

unigene

Investment Highlights

- Positive Ph2 results of oral PTH; $150MM + royalties partnership with GSK; Option decision due Q1 2012
- Positive Ph3 results for potential first oral calcitonin to market; exit transaction anticipated
- Proprietary lead compound to file IND and enter Ph1 for morbid obesity in H1 2012
- Joint Development Vehicle with Nordic Bioscience targeting multiple blockbuster markets, including Type 2 diabetes
- Building diversified portfolio of high potential partnerships; six feasibility studies ongoing/completed

Multiple "game-changing" events in next 6-9 months

Corporate Overview

- Founded in 1980 by scientists from Roche Molecular Biology Institute
- NJ-based with Manufacturing and R&D facilities
- 25+ years of extensive R&D focused on development, delivery and manufacturing of therapeutic peptides
  - ✓ Validated, proprietary oral peptide drug delivery
  - ✓ State-of-the-art recombinant peptide manufacturing
  - ✓ Proven peptide R&D and drug formulation expertise
  - ✓ Validated manufacturing process development
  - ✓ Clinical trial capabilities and regulatory expertise
  - ✓ Distinctive core competence that can dominate the growing peptide sector

unigene

Therapeutic Peptides are Medically Important and Growing Rapidly

50+ Peptide-based Therapeutics Approved



First approval year, any country
First US approval year

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

*Withdrawn products not included

130+ Active Peptide Programs

Study of 334 development-stage peptides



Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

- Increasing levels of peptide R&D over 30 years
- Increasing number of peptide-based NCEs
- Increasing diversity of therapeutic areas

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

unigene

Targeted Growth Strategy

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Rational Design
Lead Optimization
Preclinical Models
Toxicology
IND Filing
Phase 1
Phase 2
Phase 3
NDA
Commercialization

In-licensing

Anti-inflammatory peptides
Metabolic peptides

Proof-of-Concept

Oral PTH – GSK
Oral Calcitonin – Tarsa

Partner/Out-license

Fortical® – Upsher-Smith

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties
Oral Calcitonin – Novartis

- Near-term cash from service fees
- Licensing milestones and royalties

Therapeutic Peptides Have Problems

Drug Delivery

Although oral delivery is preferred for chronic indications

- most approved therapeutic peptides require injection
- no natural peptide has yet been approved as an orally delivered drug product
- oral delivery hampered by low absorption and peptide degradation in the GI tract

cGMP Manufacturing

Larger peptides (>30 amino acids) are more difficult and costly to produce via synthetic production methods

- lower yields, higher impurity profiles and environmental concerns (e.g., use of organics)

We have the solutions

Validated Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the small intestine
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



unigene

Unigene's Oral Formulations Represent a Significant Competitive Advantage

Biologic response compared to competitor's formulation that requires four times more peptide



140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
CTx (percent of baseline)
800 µg
200 µg
0 3 5 7 9 12 14 16 18 20 22 24
hours post dosing
Leading Competitor 800 µg sCT*
Unigene 200 µg sCT‡

Measured by the reduction in the blood marker CTx-1

- ✓ Increased bioavailability
- ✓ More reliable therapy
- ✓ Reduced risk of toxicity
- ✓ Lower cost of goods
- ✓ Better formulation as confirmed by Ph3 results

* J Clin Pharm OnlineFirst, published on July 21, 2010 as doi:10.1177/0091270010372625
‡ Unigene Phase 2 clinical trial data on file

unigene

High-Yield Low-Cost Manufacturing

Direct Expression of Peptides

- Patented *E. coli*-based recombinant peptide expression technology
- Peptide secreted directly into culture medium
- Enzymatic amidation of recombinant precursor



Unigene's Peptide Manufacturing Advantages

- ✓ **Robust high yield and purity**
- ✓ **Scalable**
- ✓ **Cost-effective**

Another Significant Competitive Advantage

unigene

Commercial Production Capability







- 32,000 sq. ft. state-of-the-art cGMP multiple product manufacturing facility
- Fortical®, nasal calcitonin for the treatment of postmenopausal osteoporosis
  - market leader in nasal calcitonin market segment
  - FDA approval and launch in 2005
  - Manufacturing revenues and net sales royalties


Fortical

Yet Another Competitive Advantage

unigene

Unigene Biotechnologies



Peptide Development Partner of Choice

- Building a diversified portfolio of partnerships
  - Six feasibility studies ongoing/completed across a broad spectrum of therapeutic areas
  - Cara clinical trial material shipped ; Ph1 to begin by year end

Limited potential due to route of administration	Life cycle management	Development stage peptides with questionable commercial viability

Anticipated licensing announcement over course of next 6-9 months

unigene

Applied Peptelligence

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Metabolic Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities
nordicbioscience

unigene

Oral Calcitonin Licensed to Tarsa – Exit Transaction Anticipated

- Unigene's oral delivery platform validated by positive results of Ph3 trial of oral calcitonin for osteoporosis showcased at ASBMR
  - Trial achieved primary endpoint with statistical significance under SPA
- Oral calcitonin was superior to nasal sCT and placebo at primary endpoint
- Oral formulation of calcitonin provides desired delivery of biologically active drug without clinically significant food effects
- Potential to be first oral calcitonin product to cannibalize and then expand a ~$600MM parenteral/nasal markets
- Ph2 osteoporosis prevention study fully enrolled targeting osteopenia

Unigene Owns 20%* of Tarsa

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

** fully diluted and subject to liquidating preferences*

unigene

Oral PTH with GSK – Positive Ph2 Results

- Potential to be first oral PTH to market
- Current injectable market ~$1B; opportunity projected to grow to $2B by 2014
- Signed $2.2MM agreement to conduct certain development and manufacturing activities in advance of potential Ph3 program
- Significant milestone expected with option to proceed

GSK has licensed exclusive worldwide rights to oral PTH

$4MM received to execute Ph2 study

$4MM received upon completion of patient enrollment

Up to $140MM in additional milestone payments

Tiered royalties in the "low-to-mid teens"

unigene

Ph2 Oral PTH Study Successfully Achieves Proof-of-Concept

- Multicenter, double blind with respect to placebo, randomized, repeat dose study
  - included an open label comparator arm of the Forsteo® injectable formulation
  - Primary endpoint was an increase in BMD at the lumbar spine in subjects at 24 weeks compared to baseline
- Primary endpoint achieved
  - Oral PTH resulted in a statistically significant mean increase in BMD at the lumbar spine of 2.2 percent ($p<0.001$) at week 24 as compared to baseline
    - 5mg dose of oral PTH demonstrated consistency of exposure at weeks 1 and 24 with the appropriate pulsatile PK profile

Metabolic Disease Programs

- UGP281 lead molecule
  - On track to initiate Ph1 clinical testing in H1 2012
  - Targeting morbidly obese population to optimize risk benefit relationship
  - Favorable pharmacological profile potentially addressing many of the shortfalls of recent obesity drug failures
  - Incorporates oral formulation and high-yield manufacturing
  - Building an engaged Scientific Advisory Board
- New proprietary analogs
  - Nordic Bioscience given access to screen for biological activity
  - Selected three high potential analogs for advanced screening/development
  - Resulted in partnering discussions to form joint development vehicle

Unigene/Nordic JDV Rationale

- Nordic Bioscience is an ideal partner
  - World renowned drug development company with industry leading biomarker expertise
  - Provides preclinical screening and clinical development expertise
- Creates otherwise unavailable opportunity to access multiple blockbuster markets
  - Type 2 diabetes, osteoarthritis and osteoporosis
- Validates Unigene as peptide development partner of choice
  - Nordic selected Unigene over several other potential partners
  - Confidence demonstrated by Chairman's $6MM investment option

Accelerates Unigene's transition into biopharma company

Nordic/Unigene Joint Development Vehicle


unigene
Legal Contract
nordicbioscience
Analogs, Oral Formulation, Recombinant and Clinical Trial Material Manufacturing Services and Relevant Licenses
Preclinical Screening, Toxicology, Ph1/Ph2 Clinical Testing Services and Relevant Licenses
NU-Co Equity (50%)
NU-Co Equity (50%)
NU-Co

Applied Peptelligence

Unigene Corporate



Experienced Management Team

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Greg Mayes, Esq. VP, Corporate Development and General Counsel	12+ years of biopharma legal and commercial experience; ImClone Systems, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Biological Research and Development	33+ years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21+ years manufacturing and operations experience with Unigene
William Steinhauer, CPA VP, Finance	30+ years financial management experience; 20+ years with Unigene, Refac Technology
Roxanne Tavakkol VP, Global Regulatory Affairs and Quality Assurance	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Business Administration	14 years IR experience; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia

unigene

Next Generation Board of Directors

Richard Levy Chairman	Managing Principal and Founder, Victory Park Capital
Ashleigh Palmer Director	President and CEO
Zvi Eiref Director	Financial Expertise *Church & Dwight Co., Inc.*
Joel A. Tune Director	Business Development, Product Development and Commercial Expertise *Baxter 30 years*
Theron (Ted) Odlaug Ph.D. Director	Manufacturing, Regulatory, Quality Assurance and Operational Expertise *CyDex, Fujisawa Healthcare, Astellas Pharma*
Thomas J. Sabatino, Jr. Director	Legal and Healthcare Expertise *Walgreens Co., United, Schering Plough, Baxter, American Medical*

unigene

Financial Snapshot

Current cash projections expected to fund operations into 2H 2012	
Market Cap as of 11/11/11	$94MM
Cash Position as of 9/30/11	$5.2MM(1)
Debt as of 9/30/11 *(VPC holds $33MM in convertible debt due 3/2013)*	$48MM(2)
2011 Net Burn	~$2MM per quarter
Fully Diluted Shares Outstanding *(including $33MM conversion)*	172MM

Strong support from Victory Park Capital

- Chairman of the Board
- Can retire $33MM of Unigene's $48MM debt if fully converted
- Confidence in new strategic plan and management team
- Purchased shares on open market
- Executed Forbearance Agreement in December 2010

(1) Excludes Q4 related revenue announcements; (2) Principal only

Multiple near-term game changing events can retire debt

Unigene's Turnaround Scorecard

June 2010		November 2011
Insolvency threatening	→	Extended cash runway into the 2H 2012
Lacking sustainable/viable strategy	→	Targeted growth strategy
Lacking BD functionality	→	BD/Partnering a competence
Tarsa Ph3 ORACAL trial ongoing	→	Results validate technology platforms
GSK PTH partnership moribund	→	Positive top-line Ph2 results reported
Distracting and costly non-core assets	→	Divested SDBG and China joint venture
UGP281 on hold	→	UGP281 Ph1 program to begin 1H 2012
Nordic Bioscience developing oral sCT with Emisphere/Novartis	→	Nordic & Unigene form JDV to develop calcitonin analogs for blockbuster mkts

unigene

Near-Term Transformational Catalysts

THERAPEUTICS	H1 2011	H2 2011	H1 2012
gsk *Oral PTH*	Initiate P2 dosing ✔ Complete P2 Enrollment ✔ $4MM Milestone ✔	P2 Top-line Results ✔	Option Decision: Q1
TARSA *Oral Calcitonin*	P3 Results ✔	*Awaiting details from Tarsa regarding NDA submission schedule and potential exit transaction*	
unigene *Metabolic disease*		JDV formed with Nordic Bioscience targeting T2D ✔	UGP281 for Satiety: File IND Commence Ph1
BIOTECHNOLOGIES			
unigene *Peptelligence™*	Peptide partner feasibility studies ✔	Peptide partner feasibility studies and potential licensing	

Investment Highlights

- Positive Ph2 results of oral PTH; $150MM + royalties partnership with GSK; Option decision due Q1 2012
- Positive Ph3 results for potential first oral calcitonin to market; exit transaction anticipated
- Proprietary lead compound to file IND and enter Ph1 for morbid obesity in H1 2012
- Joint Development Vehicle with Nordic Bioscience targeting multiple blockbuster markets, including Type 2 diabetes
- Building diversified portfolio of high potential partnerships; six feasibility studies ongoing/completed

Multiple "game-changing" events in next 6-9 months

unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the
NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



Lazard Capital Markets 8th Annual Healthcare Conference

Ashleigh Palmer, President and CEO